UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2024

CECO ENVIRONMENTAL CORP.

(Exact Name of registrant as specified in its charter)

Delaware	000-07099	13-2566064
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5080 Spectrum Drive, East Tower, Suite 800E Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 357-6181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CECO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Definitive Material Agreement.

Agreement and Plan of Merger

On October 28, 2024, CECO Environmental Corp., a Delaware corporation (the “Company”), Combustion Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Purchaser”), and Profire Energy, Inc., a Nevada corporation (“PFIE”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Capitalized terms used herein and not otherwise defined have the meaning set forth in the Merger Agreement.

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will commence a cash tender offer (the “Offer”) to acquire all of the issued and outstanding shares of the common stock, par value $0.001 per share, of PFIE (“Common Stock”) at a price per share of $2.55, in cash, without interest (the “Offer Price”), subject to any withholding of taxes required by applicable law. The Offer will initially remain open for 20 business days from the date of commencement of the Offer, subject to extension under certain circumstances.

The Merger Agreement provides that, following the consummation of the Offer, Merger Sub will merge with and into PFIE (the “Merger”), with PFIE surviving the Merger as a wholly owned subsidiary of the Company. The Merger will be governed by Section 92A.133 of the Nevada Revised Statutes (the “NRS”), with no shareholder vote required to consummate the Merger. In the Merger, each outstanding share of Common Stock (other than shares of Common Stock held in the treasury of PFIE, owned by a wholly-owned subsidiary of PFIE or by the Company, Merger Sub, or any other subsidiary of the Company) will be converted into the right to receive cash in an amount equal to the Offer Price, without interest.

Immediately prior to the effective time of the Merger (the “Effective Time”), subject to the Merger Agreement, each Company restricted stock unit award that is outstanding, whether or not then vested, will be cancelled and converted into the right to receive an amount (subject to any applicable withholding tax) in cash equal to the product of the Offer Price and the number of shares subject to such Company restricted stock unit award, and assuming with respect to any such Company restricted stock unit the vesting of which is subject to the achievement of one or more performance goals, that such goals had been met at the maximum level of performance.

The Merger Agreement contains representations and warranties and covenants of the parties customary for a transaction of this nature, including covenants regarding the operation of PFIE’s business prior to the Effective Time.

PFIE is subject to customary restrictions on its ability to solicit alternative acquisition proposals from third parties and to provide non-public information to, and participate in discussions and engage in negotiations with, third parties regarding alternative acquisition proposals. The Merger Agreement also contains customary covenants requiring the Board of Directors of PFIE (the “PFIE Board”), subject to certain exceptions, to recommend that PFIE’s shareholders accept the Offer and tender their shares of Common Stock to Merger Sub pursuant to the Offer (the “Company Board Recommendation”). Prior to the acceptance time of the Offer, the PFIE Board may withhold, withdraw, qualify, or modify the Company Board Recommendation in response to a Company Intervening Event or in response to an acquisition proposal that the PFIE Board determines in good faith (after consultation with its financial advisor and outside legal counsel) constitutes a Superior Proposal, in each case, subject to complying with the notice obligations and other specified conditions set forth in the Merger Agreement.

Merger Sub has agreed to commence the Offer no later than December 3, 2024. The consummation of the Offer will be conditioned on (i) the number of shares of Common Stock validly tendered and not properly withdrawn in accordance with the terms of the Offer (excluding any shares tendered pursuant to guaranteed delivery procedures that have not yet been “received” as such term is used in NRS 92A.133(g)), when added to any shares of Common Stock owned by Merger Sub, representing, at the acceptance time of the Offer (the “Acceptance Time”), at least a majority of the voting power of the then issued and outstanding shares of Common Stock, (ii) the accuracy of the representations and warranties of PFIE and compliance by PFIE with the covenants contained in the Merger Agreement, subject to qualifications, (iii) there not having been a Company Material Adverse Effect with respect to PFIE and (iv) other customary closing conditions.

The consummation of the Merger will be conditioned on (i) no order or other legal restraint that prohibits the consummation of the Merger being in effect and (ii) Merger Sub has accepted for payment all shares of Common Stock validly tendered and not validly withdrawn pursuant to the Offer.

The Merger Agreement contains certain termination rights for both PFIE and the Company, including that, subject to certain limitations, (i) PFIE or the Company may terminate the Merger Agreement if the Merger is not consummated by March 31, 2025, (ii) PFIE and the Company may mutually agree to terminate the Merger Agreement, (iii) the Company may terminate the Merger Agreement because the PFIE Board changes the Company Board Recommendation, intentionally breaches its no shop covenants or fails to perform any of its representations, warranties, covenants, or other agreements set forth in the Merger Agreement, and (iv) PFIE may terminate the Merger Agreement to enter into a Company Acquisition Agreement with respect to a Superior Proposal and the other terms and conditions set forth in the Merger Agreement, or if Merger Sub or the Company fails to perform any of its representations, warranties, covenants, or other agreements set forth in the Merger Agreement, or does not accept for payment the shares of Common Stock after the Expiration of the Offer when the conditions to the Offer have been satisfied.

PFIE will be required to pay to the Company the termination fee of $4,375,000 in the event that (i) PFIE terminates the Merger Agreement to enter into a Company Acquisition Agreement with respect to a Superior Proposal, (ii) the Company terminates the Merger Agreement because the PFIE Board changes the Company Board Recommendation, or (iii) the Company terminates the Merger Agreement either due to a breach by PFIE that causes a condition to the Offer not to be satisfied or if PFIE intentionally breaches the no-shop provisions of the Merger Agreement.

The Merger Agreement also provides that PFIE, on one hand, or the Company and Merger Sub, on the other hand, may specifically enforce the obligations under the Merger Agreement.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

The Merger Agreement and the foregoing description of the Merger Agreement have been included to provide investors and shareholders with information regarding the terms of the Merger Agreement. It is not intended to provide any other factual information about PFIE. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts.

Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”). Investors and shareholders generally are not third-party beneficiaries under the Merger Agreement. Accordingly, investors and shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 8.01 Other Events.

On October 29, 2024, the Company and PFIE issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Notes Regarding Forward Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Any statements contained in this Current Report on Form 8-K, other than statements of historical fact, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. We use words such as “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “will,” “plan,” “should” and similar expressions to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Potential risks and uncertainties, among others, that could cause actual results to differ materially are discussed under “Item 1A. Risk Factors” of the Company’s Quarterly Reports on Form 10-Q and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and include, but are not limited to:

•	the parties’ ability to complete the proposed transactions contemplated by the Merger Agreement in the anticipated timeframe or at all;

•	the effect of the announcement or pendency of the proposed transaction on business relationships, operating results, and business generally;

•	risks that the proposed transactions disrupt current plans and operations and potential difficulties in employee retention as a result of the proposed transactions;

•	risks related to diverting management’s attention from ongoing business operations;

•	the outcome of any legal proceedings that may be instituted related to the proposed transactions;

•	the amount of the costs, fees, expenses and other charges related to the proposed transactions;

•	the risk that competing offers or acquisition proposals will be made;

•	the sensitivity of the Company’s business to economic and financial market conditions generally and economic conditions in the Company’s service areas;

•	dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for revenue;

•	the effect of growth on the Company’s infrastructure, resources and existing sales;

•	the ability to expand operations in both new and existing markets;

•	the potential for contract delay or cancellation as a result of on-going or worsening supply chain challenges;

•	liabilities arising from faulty services or products that could result in significant professional or product liability, warranty or other claims;

•	changes in or developments with respect to any litigation or investigation;

•	failure to meet timely completion or performance standards that could result in higher cost and reduced profits or, in some cases, losses on projects;

•	the potential for fluctuations in prices for manufactured components and raw materials, including as a result of tariffs and surcharges, and rising energy costs;

•	inflationary pressures relating to rising raw material costs and the cost of labor;

•	the substantial amount of debt incurred in connection with the Company’s strategic transactions and its ability to repay or refinance it or incur additional debt in the future;

•	the impact of federal, state or local government regulations;

•	the Company’s ability to repurchase shares of its common stock and the amounts and timing of repurchases;

•	the Company’s ability to successfully realize the expected benefits of its restructuring program;

•	economic and political conditions generally;

•	the Company’s ability to optimize its business portfolio by identifying acquisition targets, executing upon any strategic acquisitions or divestitures, integrating acquired businesses and realizing the synergies from strategic transactions; and

•	unpredictability and severity of catastrophic events, including cybersecurity threats, acts of terrorism or outbreak of war or hostilities or public health crises, as well as management’s response to any of the aforementioned factors.

Many of these risks are beyond management’s ability to control or predict. Should one or more of these risks or uncertainties materialize, or should any related assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only to the Company’s views as of the date the statement is made. Furthermore, the forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission (the “SEC”), the Company undertakes no obligation to update or review any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Transaction and Where to Find It

The Offer has not yet commenced. This communication is neither an offer to buy nor a solicitation of an offer to sell any securities of PFIE. The solicitation and the Offer by Merger Sub to buy shares of PFIE’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Merger Sub intends to file with the SEC. In addition, PFIE will file with the SEC a Recommendation Statement on Schedule 14D-9 with respect to the Offer. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Recommendation Statement of PFIE on Schedule 14D-9 and related materials filed with the SEC with respect to the Offer and the Merger, free of charge at the website of the SEC at www.sec.gov or from the information agent named in the tender offer materials. Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by Parent, Merger Sub and/or PFIE. Investors are advised to read these documents when they become available, including the Schedule TO and Recommendation Statement of PFIE and any amendments thereto, as well as any other documents relating to the Offer and the Merger that are filed with the SEC, carefully and in their entirety prior to making any decisions with respect to whether to tender their shares in the Offer because such documents contain important information, including the terms and conditions of the Offer.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Agreement and Plan of Merger, dated October 28, 2024 by and among CECO Environmental Corp., Combustion Merger Sub, Inc., and Profire Energy, Inc.

99.1	Press Release of CECO Environmental Corp. and Profire Energy, Inc., issued October 29, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish a copy of the omitted exhibits and schedules to the SEC on a supplemental basis upon its request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2024	CECO Environmental Corp.

	By:	/s/ Joycelynn Watkins-Asiyanbi
Joycelynn Watkins-Asiyanbi
Chief Legal and Administrative Officer